Prospectus supplement dated August 6, 2014
to the following prospectus(es):
Newport PCVUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund	Sub-advisor: BlackRock Investment Management, LLC
Nationwide Variable Insurance Trust - NVIT Bond Index Fund	Sub-advisor: BlackRock Investment Management, LLC
GWP-0507